Exhibit 10.1

Amendment No. 4 to
Reseller/Integration Agreement

     This Amendment No. 4 (“Amendment”) is made as of November 1, 2004 (“Effective Date”) by and between MCI WorldCom Network Services, Inc., f/k/a MCI Telecommunication Corporation (“MCI”), and Visual Networks, Inc. (“Visual”).

     A. MCI and Visual have entered into that certain Reseller/Integration Agreement dated as of August 29, 1997 (“Agreement”).

     B. MCI and Visual are in the process of negotiating a new agreement (“New Agreement”) that will govern resales, on both a resale and managed services basis, of Visual’s products and services which such agreement will supersede the Agreement in its entirety.

     C. To facilitate the addition of Visual’s Uptime Select product line to the Products and Services that MCI may resell under the Agreement pending the completion of negotiations of the New Agreement, the parties desire to amend the Agreement as set forth in this Amendment.

     Accordingly, the parties, intending to be legally bound, hereby agree as follows:

     1. Definitions. Unless otherwise defined in this Amendment, capitalized terms shall have the meanings ascribed to such terms in the Agreement.

     2. Addition of Uptime Select Product Line. During the term of this Amendment and subject to the terms of the Agreement, MCI shall have the non-exclusive, non-transferable, revocable and limited right to resell, in the Territory, Visual’s UpTime Select product line as part of the Products and Services. The prices for such Visual’s UpTime Select Products and Services shall be as set forth in Visual’s published price list (“Price List”), less the discounts set forth in Exhibit A. Visual may amend the Price List, in its sole discretion, at any time and from time to time. Visual shall provide to MCI a copy of the Price List in effect as of the Effective Date.

     3. Maintenance Fees.

          3.1 Maintenance Fees Applicable From April 15, 2005 Through December 31, 2005. [***]

          3.2 Maintenance Fees After December 31, 2005. [***]

     4. Term and Termination. This Amendment shall be effective as of the Effective Date and shall expire on the earlier of (a) execution by MCI and Visual of the New Agreement and (b) December 31, 2005 unless terminated earlier by either party in accordance with its terms. Either party may terminate this Amendment by providing ten days prior written notice of termination to the other.

     5. No Other Amendments. Except as specifically amended herein, the Agreement shall remain in full force and effect as written. Without derogating from the foregoing, the parties acknowledge that (a) the parties signed Amendment No. 4 to Reseller/Integration Agreement on March 21, 2005 with incorrect maintenance pricing and intend for this Amendment to supersede the March 21 version to correct the error and (b) this Amendment shall have no effect on that certain letter dated August 17, 2004 from Visual to MCI regarding the purchasing of discontinued Visual UpTime ASEs.

     6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to applicable principles of conflicts of laws.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

     7. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

MCI WORLDCOM NETWORK		VISUAL NETWORKS, INC.
SERVICES, INC.

By:	/s/ Roy Beaver	By:	/s/ Sean Hunt

Name:	Roy Beaver	Name:	Sean Hunt

Title:	Senior Contract Administrator	Title:	Vice President, General Counsel

Exhibit A
Discounts

[***]

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.